UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BLACKBOXSTOCKS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Security Transfer Corporation 2901 N. Dallas Parkway, Suite 380 Plano, TX 75093

CONTROL ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON

DATE: February 7, 2025

TIME: 10:00 a.m. Central Time

LOCATION: virtual meeting via live audio webcast at https://stctransfer.zoom.us/j/82813807549?pwd=iNRfaIMYtNlsbJph8wl8qFgbY1X1e5.1

THIS IS NOT A FORM FOR VOTING. YOU CANNOT USE THIS NOTICE TO VOTE YOUR SHARES. THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS AND PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS, WHICH CONTAIN IMPORTANT INFORMATION AND ARE AVAILABLE ON THE INTERNET OR BY MAIL. WE ENCOURAGE YOU TO ACCESS AND REVIEW THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS CONSISTING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, THE PROXY CARD AND THE FORM 10-K ARE AVAILABLE AT: http://onlineproxyvote.com/BLBX/2025

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to http://onlineproxyvote.com/BLBX/2025
Step 2: Enter your control number as included in this Notice and click “submit” to access the proxy materials.
Step 3: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 4: To vote online, click on the designated link and follow the on-screen instructions.

●

IF YOU WANT TO RECEIVE A PAPER OR EMAIL COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD AND THE FORM 10-K OR MATERIALS RELATING TO THE FUTURE STOCKHOLDER MEETING, YOU MUST REQUEST ONE. OTHERWISE, YOU WILL NOT RECEIVE A COPY. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE FEBRUARY 4, 2025.

HOW TO REQUEST PAPER OR EMAIL COPIES OF OUR MATERIALS

TELEPHONE:	INTERNET:	EMAIL:

CALL	http://onlineproxyvote.com/BLBX/2025	proxyvote@stctransfer.com

1-(469) 633-0101	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

Security Transfer Corporation 2901 N. Dallas Parkway, Suite 380 Plano, TX 75093

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1.

To elect five (5) directors to the Company’s Board of Directors (the “Board”), each to serve as a director for a term of one (1) year expiring at the annual meeting of stockholders to be held in 2025 and until their successors have been duly elected and qualified.

2.

To ratify the selection by the Audit Committee of the Board of Turner, Stone & Company, L.L.P. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024.

3.	To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF LISTED NOMINEES AND ALL OTHER PROPOSALS ABOVE.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE BRING THIS NOTICE AND CHECK THE PROXY MATERIALS FOR HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND TO THE MEETING AND VOTE IN PERSON.

YOUR VOTE IS IMPORTANT!